UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS	75039-2298
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 13, 2020, Exxon Mobil Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as managers of the several underwriters named therein, for the issuance and sale by the Company of (i) $2,750,000,000 aggregate principal amount of its 1.571% Notes due 2023 (the “2023 Fixed Rate Notes”), (ii) $1,250,000,000 aggregate principal amount of its 2.992% Notes due 2025 (the “2025 Fixed Rate Notes”, constituting a further issuance of the 2.992% Notes due 2025, of which $1,500,000,000 aggregate principal amount was issued on March 19, 2020), (iii) $2,000,000,000 aggregate principal amount of its 2.610% Notes due 2030 (the “2030 Fixed Rate Notes”), (iv) $750,000,000 aggregate principal amount of its 4.227% Notes due 2040 (the “2040 Fixed Rate Notes”, constituting a further issuance of the 4.227% Notes due 2040, of which $1,250,000,000 aggregate principal amount was issued on March 19, 2020, and together with the 2025 Fixed Rate Notes, the “Additional Notes”), and (v) $2,750,000,000 aggregate principal amount of its 3.452% Notes due 2051 (the “2051 Fixed Rate Notes” and, together with the 2023 Fixed Rate Notes and the 2030 Fixed Rate Notes, the “New Notes”). The Additional Notes and the New Notes are collectively referred to herein as the “Notes”.

The Notes will be issued pursuant to the indenture entered into by the Company on March 20, 2014 with Deutsche Bank Trust Company Americas, as trustee, as supplemented by an officer’s certificate dated March 19, 2020 establishing the terms and forms of the Additional Notes and an officer’s certificate dated April 15, 2020 establishing the terms and forms of the New Notes (each, an “Officer’s Certificate”, and together, the “Officer’s Certificates”).

The Notes were offered pursuant to the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on March 10, 2020 (Reg. No. 333-237052) (the “Registration Statement”).

The Underwriting Agreement and the Officer’s Certificates (including the forms of the Notes) are filed as Exhibits 1.1, 4.2 and 4.3, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement. The opinions of Davis Polk & Wardwell LLP and Lisa K. Bork, Esq., Executive Counsel – Corporate of Exxon Mobil Corporation, are filed as Exhibits 5.1 and 5.2, respectively, to this current report on Form 8-K and are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated April 13, 2020 among Exxon Mobil Corporation, BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as managers of the underwriters named therein

4.1

Indenture dated March 20, 2014 between Exxon Mobil Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of March 20, 2014)

4.2	Officer’s Certificate of Exxon Mobil Corporation dated March 19, 2020 (incorporated by reference to Exhibit 4.2 to the Registrant’s Report on Form 8-K of March 17, 2020)

4.3	Officer’s Certificate of Exxon Mobil Corporation dated April 15, 2020

4.4	Form of Global Note representing the 2023 Fixed Rate Notes (included in Exhibit 4.3)

4.5	Form of Global Note representing the 2025 Fixed Rate Notes (included in Exhibit 4.2)

4.6	Form of Global Note representing the 2030 Fixed Rate Notes (included in Exhibit 4.3)

4.7	Form of Global Note representing the 2040 Fixed Rate Notes (included in Exhibit 4.2)

4.8	Form of Global Note representing the 2051 Fixed Rate Notes (included in Exhibit 4.3)

5.1	Opinion of Davis Polk & Wardwell LLP

5.2	Opinion of Lisa K. Bork, Esq., Executive Counsel – Corporate of Exxon Mobil Corporation

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Lisa K. Bork, Esq. (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: April 15, 2020

	By:	/s/ J. M. Spellings
	Name:	J. M. Spellings
	Title:	Vice President, Treasurer and General Tax Counsel

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